Ivy Funds

Supplement dated May 15, 2014 to the

Ivy Funds Prospectus dated July 31, 2013

and as supplemented October 2, 2013, November 6, 2013, November 21, 2013, November 25, 2013, January 2, 2014, February 11, 2014, February 24, 2014 and March 17, 2014

The following replaces the “Portfolio Managers” section for Ivy Asset Strategy Fund on page 114:

Portfolio Managers

Michael L. Avery, Executive Vice President of IICO, has managed the Fund since January 1997, and Ryan F. Caldwell, Senior Vice President of IICO, has managed the Fund since January 2007. Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Fund.

The following is added as a new paragraph to the “Portfolio Management” section for Ivy Asset Strategy Fund on page 200:

Effective June 16, 2014, Mr. Caldwell will no longer serve as a manager of the Fund.

Supplement	Prospectus	1